UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into A Definitive Material Agreement

On November 9, 2021, Global Tech Industries Group, Inc., a Nevada corporation (“GTII”), and Trento Resources and Energy Corp, (“Trento”) a corporation organized under the laws of the State of Delaware, signed a binding stock purchase agreement (“SPA”) to engage in a merger/business combination, for the best interests of the shareholders of both GTII and Trento., pursuant to which Trento will become a wholly-owned subsidiary of GTII. Pursuant to the SPA, GTII issued 100,000 shares of common stock to Sean Wintraub, with 100,000,000 shares to be issued upon Trento’s successful raising, within six (6) months, of funds sufficient to support large-scale mining operations at the Trento Mining Project (the “Trento Project”), located in the third region of Atacama, Chile, Copiapo. In addition, and within six (6) months subsequent to the raising of said funds, if GTII receives independent confirmation of the presence of the geological resources in those amounts contained in the Geological Estimation (attached to SPA), the Company will issue Trento that amount of common stock representing industry standard multipliers for the value of that amount of geological resources found listed in the Geological Estimation.

Item 9.01 (d) Exhibits

10.1 Stock Purchase Agreement by and between Global Tech Industries Group, Inc and Trento Resources and Energy Corp,, dated November 9, 2021.

10.4 Exhibit A to Stock Purchase Agreement- Geological Resources Estimation Certificate Trento Rare Earths and Iron Project

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Tech Industries Group, Inc.

Date: November 16, 2021	By:	/s/ David Reichman
Chairman & CEO

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.